SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2005

SYNPLICITY, INC.

(Exact Name of the Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-31545	77-0368779
(Commission File Number)	(I.R.S. Employer Identification No.)

600 West California Avenue, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

(408) 215-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 1, 2005, Synplicity, Inc. issued a press release announcing its financial results for its quarter ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Bernard Aronson, a member of Synplicity’s board of directors, resigned from Synplicity’s board of directors effective January 28, 2005.

(d) On January 28, 2005, the board of directors of Synplicity elected Gary Meyers, Synplicity’s president and chief executive officer, to serve as a member of its board of directors, effective immediately. Mr. Meyers was not elected to any committees of the board of directors.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description
99.1	Press Release dated February 1, 2005 of Synplicity, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2005

SYNPLICITY, INC.

By:	/s/ Gary Meyers
Gary Meyers
Chief Executive Officer and President

By:	/s/ Douglas S. Miller
Douglas S. Miller
Senior Vice President of Finance and Chief Financial Officer

SYNPLICITY, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated February 1, 2005 of Synplicity, Inc.